UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2021

Centricus Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39993 (Commission File Number)	N/A (I.R.S. Employer Identification No.)
Boundary Hall, Cricket Square PO Box 1093 Grand Cayman, Cayman Islands (Address of principal executive offices)	KY1-1102 (Zip Code)
+1 (345) 814 5895 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	CENHU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	CENH	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CENHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 31, 2021, Centricus Acquisition Corp. (“Centricus”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of May 12, 2021 (the “Business Combination Agreement”), by and among Centricus, Arqit Quantum Inc., a Cayman Islands exempted limited liability company (“Pubco”), Centricus Heritage LLC, a Cayman Islands limited liability company, solely in its capacity as Centricus’ representative, Arqit Limited, a company limited by shares incorporated in England (the “Company”), David John Williams, solely in his capacity as the Company Shareholders Representative, and the shareholders of the Company party thereto. The Business Combination is described in the definitive proxy statement filed by Centricus with the U.S. Securities and Exchange Commission (the “SEC”) on July 30, 2021 (the “Proxy Statement”) and incorporated herein by reference.

Present at the Extraordinary General Meeting were holders of 30,831,533 ordinary shares, $0.0001 par value, of Centricus (“Ordinary Shares”), in person or by proxy, representing approximately 71.5% of the voting power of the Ordinary Shares as of July 26, 2021, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 43,125,000 Ordinary Shares issued and outstanding.

The final voting results for each matter submitted to a vote of the Centricus shareholders at the Extraordinary General Meeting are set forth below:

Approval of the Business Combination Proposal

Centricus’ shareholders approved by ordinary resolution the Business Combination, including each of (a) the merger pursuant to Part XVI of the Cayman Companies Act of Centricus into Pubco with Pubco surviving the merger and the security holders of Centricus (other than security holders of Centricus electing to redeem their Centricus Ordinary Shares) becoming security holders of Pubco (the “Merger”), (b) the acquisition by Pubco of all of the issued and outstanding share capital of the Company from the holders of the Company’s share capital for Pubco ordinary shares and, if applicable, the payment of cash and earnout shares, such that the Company will be a direct wholly owned subsidiary of Pubco (the “Share Acquisition”), and (c) the other transactions contemplated by the Business Combination Agreement (together with the Merger and Share Acquisition, the “Proposed Transactions”) (the “Business Combination Proposal”). The voting results with respect to the Business Combination Proposal were as follows:

For	Against	Abstain
28,341,386	2,405,953	84,194

Approval of the Merger Proposal

Centricus’ shareholders approved by special resolution that (a) the plan of merger, to be dated September 2, 2021, be approved and authorized and (b) the Merger of Centricus with and into Pubco with Pubco surviving the Merger be authorized (the “Merger Proposal”). The voting results with respect to the Merger Proposal were as follows:

For	Against	Abstain
28,341,426	2,405,913	84,194

Approval of the Pubco Incentive Plan Proposal

Centricus’ shareholders approved by ordinary resolution that the Arqit Quantum Inc. 2021 Incentive Award Plan be effective on the closing date of the Merger and be used by Pubco following the completion of the Proposed Transactions (the “Pubco Incentive Plan Proposal”). The voting results with respect to the Pubco Incentive Plan Proposal were as follows:

For	Against	Abstain
23,457,212	6,829,797	544,524

Approval of the Adjournment Proposal

Centricus’ shareholders approved by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to Centricus’ shareholders for vote (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

For	Against	Abstain
27,093,566	3,653,720	84,247

Centricus expects the Business Combination to close on or about September 3, 2021, subject to the satisfaction of customary closing conditions, and Pubco’s ordinary shares and warrants to commence trading on The Nasdaq Capital Market under the ticker symbols “ARQQ” and “ARQQW”, respectively, on or about September 7, 2021.

Item 7.01. Regulation FD Disclosure.

On September 1, 2021, Centricus issued a press release announcing the results of the Extraordinary General Meeting and related matters. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

In connection with the Business Combination Proposal, Centricus’ shareholders elected to redeem an aggregate of 30,151,570 Class A Ordinary Shares of Centricus.

Certain advisors are in discussion with Centricus, Pubco and the Company to reduce and/or defer their transactions fees and/or receive a portion of the transaction fees in the form of Pubco ordinary shares at a price of $10.00 per share.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on Centricus’ and the Company’s current expectations and beliefs concerning future developments and their potential effects on Centricus and the Company. There can be no assurance that future developments affecting Centricus and the Company will be those that Centricus and the Company have anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond Centricus’ and the Company’s control) or other assumptions. Many factors could cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements in this presentation, including (i) that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Centricus’ securities, (ii) the risk that the Proposed Transactions may not be completed by Centricus’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Centricus, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the approval of the Business Combination Agreement by the shareholders of Centricus and the satisfaction of the minimum trust account amount following any redemptions by Centricus’ public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Proposed Transactions on the Company’s business relationships, operating results, and business generally, (vii) risks that the Proposed Transactions disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Centricus related to the Business Combination Agreement or the Proposed Transactions, (ix) the ability to maintain the listing of Centricus’ securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transactions, and identify and realize additional opportunities, (xii) the potential inability of the Company to convert its pipeline or orders in backlog into revenue, (xiii) the potential inability of the Company to successfully deliver its operational technology which is still in development, (xiv) the potential delay of the commercial launch of the Company’s products, (xv) the risk of interruption or failure of the Company’s information technology and communications system and (xvi) the enforceability of the Company’s intellectual property.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Centricus’ most recent filings with the SEC and is contained in the Registration Statement, including the Proxy Statement/Prospectus filed in connection with the Proposed Transactions. All subsequent written and oral forward-looking statements concerning Centricus, the Company or Pubco, the transactions described herein or other matters and attributable to Centricus, the Company, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Centricus, the Company and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centricus acquisition corp.

By:	/s/ Nicholas Taylor
Name:	Nicholas Taylor
Title:	Director

Date: September 1, 2021